                                                                   Exhibit 10.2

CHANGE IN CONTROL AGREEMENTS

Deloris R. Duquette
C.R. Dwiggins, Jr.
David C. Godwin
Steven M. Helmbrecht
John W. Holleran
Chuck McAtee
Philip E. Mezey
LeRoy D. Nosbaum
Jared P. Serff
Douglas L. Staker
Malcolm Unsworth
Russell E. Vanos
Robert W. Whitney